October 16, 2013

ADVANTAGE FUNDS, INC.

-Dreyfus Structured Midcap Fund

Supplement to Summary and Statutory Prospectuses

dated July 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information will supersede and replace the first paragraph in the “Principal Investment Strategy” in the summary prospectus and “Fund Summary – Principal Investment Strategy” in the prospectus and the second sentence of the first paragraph in “Fund Details – Goal and Approach” in the prospectus:

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P® Midcap 400 Index or the Russell Midcap® Index.